                                                                    EXHIBIT 10.3


                          COMMITMENT INCREASE AGREEMENT

         THIS COMMITMENT INCREASE AGREEMENT (this "Agreement") dated as of March 30, 2007 to the Credit Agreement referenced below is among BRIGHTPOINT, INC., an Indiana corporation (the "Parent"), BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Bright North America"), BRIGHTPOINT PHILIPPINES LIMITED, a British Virgin Islands company ("Bright BVI"), BRIGHTPOINT HOLDINGS B.V., a Netherlands company ("Bright Netherlands"), BRIGHTPOINT AUSTRALIA PTY. LTD., an Australian company ("Bright Australia" and together with the Parent, Bright North America, Bright BVI and Bright Netherlands, the "Borrowers"), the Guarantors identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto as "Increasing Lenders" (the "Increasing Lenders") and BANK OF AMERICA, N.A., as Administrative Agent.

                                   WITNESSETH

         WHEREAS, a $165 million revolving credit facility has been extended to the Borrowers pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of February 16, 2007 among the Borrowers, the Guarantors, the Lenders identified therein and the Administrative Agent;

         WHEREAS, pursuant to Section 2.01(b) of the Credit Agreement, the Parent has the right to increase the Aggregate Revolving Commitments by up to $75 million with additional Revolving Commitments from any existing Lender or new Revolving Commitments from any other Person selected by the Parent and approved by the Administrative Agent in its reasonable discretion;

         WHEREAS, the Parent has notified the Administrative Agent that the Parent intends to increase the Aggregate Revolving Commitments with additional Revolving Commitments from existing Lenders.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Increase in Revolving Commitments. Each Increasing Lender agrees that the Revolving Commitment of such Increasing Lender is increased to the US Dollar amount set forth opposite such Increasing Lender's name on Schedule 1 attached hereto. The Borrowers and the Guarantors agree that the additional Revolving Commitments provided hereunder shall be subject to all of the terms, conditions and other provisions of the Credit Agreement.

         3. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

               (a) receipt by the Administrative Agent of this Agreement executed by the Borrowers, the Guarantors and the Increasing Lenders;

               (b) receipt by the Administrative Agent of resolutions of each Loan Party approving this Agreement and the increase in the Aggregate Revolving Commitments set forth herein; and

               (c) payment by the Borrower of all fees owing in connection with this Agreement.

         4. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Loan Documents and
(c) agrees that this Agreement shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

         5. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

         6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the date first above written.

BORROWERS:               BRIGHTPOINT, INC., an Indiana corporation

                         By: /s/ Anthony W. Boor
                             ---------------------------------
                         Name: Anthony W. Boor
                         Title: Executive Vice President, Chief Financial
                                Officer & Treasurer

                         BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership

                         By: Brightpoint North America, Inc., its
                             general partner

                         By: /s/ Anthony W. Boor
                             ---------------------------------
                         Name: Anthony W. Boor
                         Title: Executive Vice President, Chief Financial
                                Officer & Treasurer

                         BRIGHTPOINT PHILIPPINES LIMITED, a British Virgin Islands company

                         By: /s/ Steven E. Fivel
                             ---------------------------------
                         Name: Steven E. Fivel
                         Title: Director

                         BRIGHTPOINT HOLDINGS B.V., a Netherlands company

                         By: /s/ Steven E. Fivel
                             ---------------------------------
                         Name: Steven E. Fivel
                         Title: Managing Director

                         By: /s/ N.J.J.M. Wolthuis-Geeraedts  /s/ E.S. van Dalen
                             ---------------------------------------------------
                         Name: Fortis Intertrust (Netherlands) B.V.
                         Title: Managing Director


                         BRIGHTPOINT AUSTRALIA PTY        )
                         LTD in the presence of:          )
                                                          )
                         /s/ Craig M. Carpenter           )
                         -------------------------------  )
                         Signature of witness             )

                         CRAIG M. CARPENTER               ) /s/ Steven E. Fivel
                         -------------------------------  ) --------------------
                         Name of witness (block letters)  )  Steven E. Fivel
                                                          )  Director



                            [Signature Pages Follow]

GUARANTORS:              2601 METROPOLIS CORP., an Indiana corporation
                         BRIGHTPOINT INTERNATIONAL LTD., a Delaware corporation
                         BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation
                         BRIGHTPOINT LATIN AMERICA, INC., an Indiana corporation
                         BRIGHTPOINT THAILAND, INC., an Indiana corporation
                         WIRELESS FULFILLMENT SERVICES HOLDINGS, INC., a Delaware corporation

                         By: /s/ Anthony W. Boor
                             --------------------------------
                         Name: Anthony W. Boor
                         Title: Executive Vice President, Chief Financial
                                  Officer & Treasurer of each of the foregoing


                         BRIGHTPOINT ACTIVATION SERVICES, LLC,
                         an Indiana limited liability company

                         By: Brightpoint North America L.P., its Manager

                                  By: Brightpoint North America, Inc.,
                                      its general partner

                                          By: /s/ Anthony W. Boor
                                              --------------------------------
                                          Name: Anthony W. Boor
                                          Title: Executive Vice President, Chief
                                                  Financial Officer & Treasurer


                         BRIGHTPOINT SERVICES, LLC, an Indiana limited liability company

                         By: Brightpoint Inc., its Manager

                                  By: /s/ Anthony W. Boor
                                      --------------------------------
                                  Name: Anthony W. Boor
                                  Title: Executive Vice President,
                                          Chief Financial Officer & Treasurer


                         TRIO INDUSTRIES, INC., a Texas corporation

                         By: /s/ Steven E. Fivel
                             -----------------------------------------
                         Name: Steven E. Fivel
                         Title: Executive Vice President, General Counsel &
                                  Secretary


                         WIRELESS FULFILLMENT SERVICES LLC,
                         a California limited liability company

                         By: Brightpoint Inc., its Manager

                                  By: /s/ Anthony W. Boor
                                      --------------------------------
                                  Name: Anthony W. Boor
                                  Title: Executive Vice President, Chief
                                           Financial Officer & Treasurer

ADMINISTRATIVE
AGENT:                   BANK OF AMERICA, N.A., as Administrative Agent

                         By: /s/ William Faidell, Jr.
                             -------------------------------
                         Name: William Faidell, Jr.
                         Title: Assistant Vice President

INCREASING
LENDERS:                 BANK OF AMERICA, N.A.

                         By: /s/ Debra E. DelVecchio
                             -------------------------------
                         Name: Debra E. DelVecchio
                         Title: Managing Director

                         WELLS FARGO BANK, N.A.

                         By: /s/ James M. Stehlik
                             -------------------------------
                         Name: James M. Stehlik
                         Title: Vice President

                         CITIBANK, N.A.

                         By: /s/ Ross Levitsky
                             -------------------------------
                         Name: Ross Levitsky
                         Title: Managing Director and Vice President

                         FIFTH THIRD BANK, INC.

                         By: /s/ David O'Neal
                             -------------------------------
                         Name: David O'Neal
                         Title: Vice President

                         GENERAL ELECTRIC CAPITAL CORPORATION

                         By: /s/ Alison P. Trapp
                             -------------------------------
                         Name: Alison P. Trapp
                         Title: Duly Authorized Signatory

                         ABN AMRO BANK N.V.

                         By: /s/ Ron Brouwer
                             -------------------------------
                         Name: Ron Brouwer
                         Title: Group Senior Vice President

                         By: /s/ Stephen Kantor
                             -------------------------------
                         Name: Stephen Kantor
                         Title: Vice President

                         NATIONAL CITY BANK

                         By: /s/ Michael Callas
                             -------------------------------
                         Name: Michael Callas
                         Title: V.P.

                         DEUTSCHE BANK AG NEW YORK BRANCH

                         By: /s/ Paul O'Leary
                             -------------------------------
                         Name: Paul O'Leary
                         Title: Vice President

                         By: /s/ Omayra Laucella
                             -------------------------------
                         Name: Omayra Laucella
                         Title: Vice President

                                  Schedule 2.01

                        INCREASE IN REVOLVING COMMITMENTS

-------------------------------------------------------------------------------------------------------------
                                        Revolving Commitment Prior to     Revolving Commitment After Giving
                Lender                 Giving Effect to this Agreement          Effect to this Agreement
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                            $30,000,000                          $35,000,000
-------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation             $27,000,000                          $30,000,000
-------------------------------------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                           $25,000,000                          $30,000,000
-------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank N.V.                               $17,000,000                          $40,000,000
-------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                   $14,000,000                          $25,000,000
-------------------------------------------------------------------------------------------------------------
Fifth Third Bank, Inc.                           $14,000,000                          $25,000,000
-------------------------------------------------------------------------------------------------------------
Deutsche Bank AG New York Branch                 $14,000,000                          $25,000,000
-------------------------------------------------------------------------------------------------------------
National City Bank                               $14,000,000                          $20,000,000
-------------------------------------------------------------------------------------------------------------